Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October

Innovator U.S. Equity Accelerated ETF™ – October

Innovator U.S. Equity Accelerated Plus ETF™ – October

Innovator Growth Accelerated Plus ETF™ – October

(each, a “Fund” and together, the “Funds”)

Supplement to Each Fund’s Prospectus
Dated February 28, 2022

September 30, 2022

As described in detail in each Fund’s prospectus, an investment in shares of each Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in such Fund for the outcome period of approximately one year. The current Outcome Period will end on September 30, 2022. Each Fund will commence a new outcome period that will begin on October 1, 2022 and end on September 30, 2023. An investment in each Fund over the course of the outcome period will be subject to such Fund’s Cap as set forth in the table below.

Fund	Ticker	Cap	Investment Objective
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October	XBOC	Gross: 20.00% Net: 19.21%*

The Fund seeks to provide investors with returns that are twice those of the SPDR® S&P 500® ETF Trust, up to the upside cap of 20.00% (prior to taking into account management fees and other fees) and 19.21% (after taking into account management fees) while providing a buffer against the first 9% (prior to taking into account management fees and other fees) and 8.21% (after taking into account management fees) of SPDR® S&P 500® ETF Trust losses, over the period from October 1, 2022 through September 30, 2023.

Innovator U.S. Equity Accelerated ETF™ – October	XDOC	Gross: 27.38% Net: 26.59%*

The Fund seeks to provide investors with returns that are twice those of the SPDR® S&P 500® ETF Trust, up to the upside cap of 27.38% (prior to taking into account management fees and other fees) and 26.59% (after taking into account management fees) while approximately matching SPDR® S&P 500® ETF Trust losses, over the period from October 1, 2022 through September 30, 2023.

Innovator U.S. Equity Accelerated Plus ETF™ – October	XTOC	Gross: 24.96% Net: 24.17%*

The Fund seeks to provide investors with returns that are three times those of the SPDR® S&P 500® ETF Trust, up to the upside cap of 24.96% (prior to taking into account management fees and other fees) and 24.17% (after taking into account management fees) while approximately matching SPDR® S&P 500® ETF Trust losses, over the period from October 1, 2022 through September 30, 2023.

Innovator Growth Accelerated Plus ETF™ – October	QTOC	Gross: 29.07% Net: 28.28%*

The Fund seeks to provide investors with returns that are three times those of the Invesco QQQ TrustSM, Series 1, up to the upside cap of 29.07% (prior to taking into account management fees and other fees) and 28.28% (after taking into account management fees) while approximately matching Invesco QQQ TrustSM, Series 1 losses, over the period from October 1, 2022 through September 30, 2023.

* Takes into account the Fund’s unitary management fee.

In connection with onset of the new outcome period, each Fund’s prospectus is amended as set forth below:

1.	Each Fund’s investment objective is deleted in its entirety and replaced with the corresponding investment objective set forth in the table above.

2.	All references to the dates associated with the prior outcome period are deleted in their entirety and replaced with references to new outcome period: October 1, 2022 through September 30, 2023.

3.	All references to the Cap for the prior outcome period are deleted in their entirety and replaced with the corresponding Cap set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference